SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 6, 1999






                        CENEX HARVEST STATES COOPERATIVES
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             (Exact name of registrant as specified in its charter)


          Minnesota                   333-17865                 41-0251095
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 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number           Identification No.)



             5500 Cenex Drive, Inver Grove Heights, Minnesota 55077
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (651) 451-5151


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.      OTHER EVENTS.

         Reference is made to the Press Release issued to the public by the Registrant on May 6, 1999 and attached hereto as an exhibit, relating to a timetable between the Registrant and Farmland Industries, Inc., a Kansas cooperative corporation, establishing a framework for discussing the combination of their respective assets and business operations into a single entity, through a merger, consolidation or some other form of business combination transaction.


Item 7.      FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS

         Exhibit       Description of Exhibit
         -------       ----------------------

           99.1        Press release dated May 6, 1999


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


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 1999                       CENEX HARVEST STATES
                                          COOPERATIVES


                                         /s/ Noel K. Estenson
                                        -------------------------------------
                                        Noel K. Estenson
                                        Chief Executive Officer


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


                                  EXHIBIT INDEX


 Exhibit         Description of Exhibit
 -------         ----------------------

   99.1          Press release dated May 6, 1999


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